UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2012

MORGAN GROUP HOLDING CO.
(Exact name of Registrant as specified in its charter)

Delaware	333-73996	13-4196940
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

401 Theodore Fremd Avenue, Rye, New York 10580
(Address of principal executive offices) (Zip Code)

914-921-1877
(Registrant's telephone number including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Following the original filing of the Form 8-K on December 28, 2012, Group Holding Co. discovered that it had inadvertently disclosed pursuant to Items 1.01 and 5.02 that the exercise period for the stock option granted to Jonathan P. Evans expired on December 21, 2017. The correct expiration date for the option exercise period is December 21, 2015. Set forth below is the Form 8-K disclosure in its entirety with the correct expiration date of December 21, 2015.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Items 3.02 and 5.02 below is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Issuance of Warrant to Purchase Common Stock to Jonathan P. Evans

On December 21, 2012, Morgan Group Holding Co. (the “Company”) issued a warrant to purchase up to 1,000,000 shares of the Company’s common stock, par value $0.001 (the “Common Stock”) to Jonathan P. Evans, Chief Executive Officer of the Company, in exchange for $10,000.00 paid by Mr. Evans (the “Evans Warrant”).

Under the terms of the Evans Warrant, during the period commencing on December 21, 2012 and ending on December 21, 2017 (the “Exercise Period”), Mr. Evans shall be entitled to purchase up to 1,000,000 shares of the Company’s Common Stock for $1.00 per share. During the Exercise Period, to the extent Mr. Evans has not previously exercised his right to purchase shares of Common Stock under the Evans Warrant, Mr. Evans’s right to purchase shares of Common Stock pursuant to the Warrant shall expire in the event of (a) a sale of all or substantially all of the assets of the Company or (b) certain other acquisitions of the Company by means of merger, consolidation or other transaction or series of transactions. Additionally, the Evans Warrant contains certain piggyback registration rights available to Mr. Evans with respect to the shares of Common Stock received upon exercise of the Evans Warrant.

The foregoing description of the Evans Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Evans Warrant, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The Company has relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the issuance and sale of the Evans Warrant to Mr. Evans, in part, based on the following factors: (i) the number of offerees or purchasers, as applicable, (ii) the absence of a general solicitation, (iii) the provision of appropriate disclosure and (iv) the placement of restrictive legends on the warrant issued.

Issuance of Warrant to Purchase Common Stock to Robert E. Dolan

On December 21, 2012, the Company issued a warrant to purchase up to 200,000 shares of the Company’s Common Stock to Robert E. Dolan, Chief Financial Officer of the Company, in exchange for $2,000.00 paid by Mr. Dolan (the “Dolan Warrant”).

Under the terms of the Dolan Warrant, during the period commencing on December 21, 2012 and ending on December 21, 2017 (the “Exercise Period”), Mr. Evans shall be entitled to purchase up to 200,000 shares of the Company’s Common Stock for $1.00 per share. During the Exercise Period, to the extent Mr. Dolan has not previously exercised his right to purchase shares of Common Stock under the Dolan Warrant, Mr. Dolan’s right to purchase shares of Common Stock pursuant to the Warrant shall expire in the event of (a) a sale of all or substantially all of the assets of the Company or (b) certain other acquisitions of the Company by means of merger, consolidation or other transaction or series of transactions. Additionally, the Dolan Warrant contains certain piggyback registration rights available to Mr. Dolan with respect to the shares of Common Stock received upon exercise of the Dolan Warrant.

The foregoing description of the Dolan Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Dolan Warrant, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

The Company has relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the issuance and sale of the Dolan Warrant to Mr. Dolan, in part, based on the following factors: (i) the number of offerees or purchasers, as applicable, (ii) the absence of a general solicitation, (iii) the provision of appropriate disclosure and (iv) the placement of restrictive legends on the warrant issued.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2012, the Company and Jonathan P. Evans, Chief Executive Officer of the Company, entered into a Nonqualified Stock Option Agreement, whereby the Company granted to Mr. Evans an option (the “Option”) to purchase 800,000 shares of the Company’s Common Stock at an exercise price of $0.15 per share of Common Stock, which is the closing price of the Common Stock as quoted on the OTC Markets’ inter-dealer quotation service on December 20, 2012 (the “Evans Option Agreement”).

Under the terms of the Evans Option Agreement, during the period commencing on December 21, 2012 and ending on December 21, 2015 (the “Exercise Period”), Mr. Evans shall be entitled to purchase up to 800,000 shares of the Company’s Common Stock for $0.15 per share. If Mr. Evans’s employment with the Company is terminated on account of his death or due to a Disability (as such term is defined in the Evans Option Agreement) suffered by Mr. Evans, then any unexercised part of the Option (to the extent otherwise exercisable) will be fully exercisable for a period of one year following such termination. If Mr. Evans’s employment is terminated during the period commencing on a Change of Control (as defined in the Evans Option Agreement) other than for cause, then any unexercised Option (to the extent otherwise exercisable) will continue to be fully exercisable for 90 days following such termination. If Mr. Evans’s employment is terminated for cause, then any unexercised portion of Option will terminate effective immediately upon such termination. If Mr. Evans’s employment is terminated for any reason other than cause, death, Disability and the other circumstances described above, then any unexercised portion of the Option (to the extent otherwise exercisable) shall remain exercisable for 90 days after such termination. The Evans Option Agreement also contains certain restrictive covenants that Mr. Evans shall be subject to during the term of his employment and for a period of time following his employment with the Company.

Additionally, the Evans Option Agreement contains certain piggyback registration rights available to Mr. Evans with respect to the shares of Common Stock received upon exercise of the Evans Option Agreement.

The foregoing description of the Evans Option Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Evans Option Agreement, which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
10.1	Warrant to Purchase Common Stock of Morgan Group Holding Co., dated December 21, 2012, issued to Jonathan P. Evans*

10.2	Warrant to Purchase Common Stock of Morgan Group Holding Co., dated December 21, 2012, issued to Robert E. Dolan*

10.3	Nonqualified Stock Option Agreement, dated December 21, 2012 by and between Morgan Group Holding Co. and Jonathan P. Evans*

* Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN GROUP HOLDING CO.
Registrant

Date: December 31, 2012	By:	/S/ ROBERT E. DOLAN
Robert E. Dolan
Chief Financial Officer